UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2023

HELIOS TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in Its Charter)

Florida	0-21835	59-2754337
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7456 16th St E
Sarasota, Florida		34243
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 941 362-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.001 Par Value	HLIO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure and Appointment of Certain Officers

On March 20, 2023, Jason Morgan, the President of CVT, informed the Company of his intent to resign, effective March 30, 2023. The Company has further announced, and consistent with its standard succession planning, that Rick Martich, presently the Senior Vice President, Global Operations & Systems Sales of Helios Technologies, will assume the role of interim CVT President. In connection with his resignation and to effectuate a smooth transition of Mr. Morgan’s duties, the Company will execute a customary release with Mr. Morgan which calls for transition services for a period of time in exchange for certain consideration.

•	the continuation of Mr. Morgan’s $350,000 annual base salary for the twelve (12) month period following the effective date, payable bi-weekly;
•	2023 annual short-term incentive compensation award at target, which is 60% of his base salary;
•	the continuation of COBRA eligible benefits for the twelve (12) month period following the effective date; and
•	a lump-sum payment of $419,113, in lieu of the vesting of 2024 Time-Based and Performance Shares based on the closing price of HLIO stock as of the close of the last business day of March 17, 2023.

The Separation Agreement contains a release and certain restrictive covenants that are binding upon Mr. Morgan. The foregoing description of the Separation Agreement is not complete and will be qualified in its entirety by reference to the Separation Agreement, which the Company intends to file as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended April 1, 2023.

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibits

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HELIOS TECHNOLOGIES, INC.

Date:	March 20, 2023	By:	/s/ Tricia L. Fulton
Tricia L. Fulton Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)